UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 9, 2014
Diamond Resorts International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35967	46-1750895
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 702-684-8000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 9, 2014, Diamond Resorts International, Inc. (the “Company”) issued a press release announcing the redemption by the Company’s indirect wholly-owned subsidiary, Diamond Resorts Corporation (“DRC”), of DRC’s outstanding 12.00% Senior Secured Notes due 2018 (the “Redemption”). The Redemption was in accordance with the terms of the Indenture, dated as of August 13, 2010, by and among DRC, Diamond Resorts Parent, LLC, predecessor in interest to the Company, Diamond Resorts Holdings, LLC, the Subsidiary Guarantors named therein as parties thereto, and Wells Fargo Bank, National Association, as trustee and collateral agent.

A copy of the Company’s June 9, 2014 press release announcing the completion of the Redemption is attached as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Diamond Resorts International, Inc. on June 9, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts International, Inc.
June 9, 2014	By: /s/ David F. Palmer Name: David F. Palmer
Title: President and Chief Executive Officer